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                                                                    Exhibit 10.8

PROSPECTUS                                                  January 1, 1997


                           UNISOURCE WORLDWIDE, INC.
                               STOCK AWARD PLAN


Purpose--The Plan will provide awards of Unisource common stock to employees of
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Unisource Worldwide, Inc. and its subsidiaries who perform valuable services for
Unisource. Thus, the Plan will reward employees who have contributed to the success of Unisource.

Number of Shares--A maximum of 300,000 shares of Unisource common stock may be
----------------
issued under the Plan.

Eligibility--All full-time and part-time employees are generally eligible for
-----------
selection to receive stock awards, except that any stock awards granted to executive officers must be approved in advance by the Human Resources Committee of the Board of Directors.

Selection--The Board has appointed a Committee to select employees to receive
---------
stock awards. The Committee may consider the recommendations of Unisource operating companies when selecting employees.

Relationship to Other Compensation--Stock awards may be granted to employees
----------------------------------
either in lieu of or as a supplement to regular compensation or bonus.

Employment Period or Performance Period--The stock award granted to the employee
---------------------------------------
may (but need not) specify that the employee must remain employed with Unisource for a specified period (the "Employment Period") after the date of the award as a condition to receiving shares of Unisource common stock, or the stock award may (but need not) specify that individual or company performance criteria must be met over a period of time (the "Performance Period") as a condition to receiving such shares.

Tax Consequences--An employee who receives a stock award will recognize current
----------------
taxable income equal to the fair market value of the stock on the date of the award. If the award specifies an Employment Period or a Performance Period, however, the employee generally will not recognize taxable income until the Employment Period or Performance Period has ended.

  THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE
               BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE SALE OF ANY OF THE SECURITIES COVERED BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY UNISOURCE. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE OF THE SECURITIES COVERED HEREBY SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF UNISOURCE SINCE THE DATE HEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


     Available Information.................................................  3
     Plan Information......................................................  4
     General...............................................................  4
     Eligibility...........................................................  4
     Administration........................................................  4
     Grant of Awards.......................................................  4
     Employment or Performance Period......................................  5
     Relationship to Other Compensation....................................  5
     Award.................................................................  5
     Delivery of Shares....................................................  5
     Termination of Employment.............................................  5
     Federal Income Tax Consequences.......................................  6
     Amendment or Termination of the Plan..................................  6
     Changes in Capitalization.............................................  6
     Employee Retirement Income Security Act of l974.......................  6
     Documents Incorporated by Reference...................................  7
     Unisource Worldwide, Inc. Stock Award Plan............................  8

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                             AVAILABLE INFORMATION

   Unisource is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("Commission"). Such reports, proxy statements and other information filed by Unisource can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and Seven World Trade Center, New York, New York 10008. Copies can also be obtained upon payment of prescribed rates from the Public Reference Section of the Commission in Washington, D.C. 20549. Reports, proxy statements and other information about Unisource can also be inspected at the New York, Philadelphia and Chicago Stock Exchanges (on which Unisource's common stock is listed).

   Unisource will provide without charge to each person to whom a copy of this prospectus is delivered, on the written or oral request of any such person, a copy of any or all of the information incorporated by reference in this prospectus (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). Unisource will also furnish, without charge, to each such person, on the written request therefor, a copy of its most recent annual report to shareholders, and additional information about the Plan and the Committee which administers the Plan. Requests for such information should be directed to Corporate Affairs Department, Unisource Worldwide, Inc., P.O. Box 834, Valley Forge, Pennsylvania 19482-0834; telephone number: (610) 296-8000.

    Unisource will also deliver to each participant in the Plan, who does not otherwise receive such materials, copies of all reports, proxy statements and other communications generally distributed to the shareholders of Unisource.

                           UNISOURCE WORLDWIDE, INC.
                          STOCK AWARD PLAN INFORMATION

General

   The Unisource Worldwide, Inc. Stock Award Plan (the "Plan") was adopted by the Board of Directors effective January 1, 1997. The Plan provides for awards of Unisource common stock to employees who perform valuable services and who have been selected to receive awards under the Plan. The Plan authorizes the grant of stock awards for an aggregate of 300,000 shares of Unisource common stock.

Eligibility

   All full-time and part-time employees of Unisource (including its divisions and subsidiaries) shall be eligible to receive awards under the Plan, except that any stock awards granted to officers of Unisource who are subject to
Section 16 of the Securities Exchange Act of 1934 must be approved in advance by the Human Resources Committee of the Board of Directors, and except that employees of foreign subsidiaries may receive awards only if the Committee so determines.

Administration

   The Plan shall be administered by Unisource's Chief Executive Officer, Chief Operating Officer and Executive Vice President (the "Committee"). The members of the Committee are appointed by and serve at the pleasure of the Board of Directors. A decision made by any one member of the Committee in carrying out, administering or construing the Plan shall be final and binding.

    The Committee may, in its discretion, appoint a Plan Administrator who shall handle the day-to-day operations of the Plan and who shall perform such other duties and take such other actions as may be delegated to the Plan Administrator by the Committee.

Grant of Awards

    The Committee shall: 1) select employees to receive awards of Unisource common stock from time to time; 2) determine the number of shares subject to each award; 3) determine the amount, if any, of compensation which selected employees shall be required to forgo as a condition to receiving their awards;
4) determine any Employment Period and/or Performance Period criteria to be met as a condition to receiving shares of common stock pursuant to the award; and 5) determine any other terms or conditions to be placed on the awards. Selection of employees and any other determinations to be made under the Plan shall be entirely within the discretion of the Committee, which may consider the recommendations of Unisource operating companies. Notwithstanding the

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foregoing, the Committee shall obtain the prior approval of the Human Resources
Committee for any award proposed to be granted to an executive officer of the Company.


Employment Period or Performance Period

   Stock awards under the Plan may (but need not) specify that, as a condition to receiving all or a portion of the Unisource stock subject to the award, the employee must remain employed by Unisource for a specified period of time (the "Employment Period") following the date of the award. Similarly, the stock award may (but need not) specify that individual or company performance criteria must be met over a period of time (the "Performance Period") as a condition to receiving such shares. The Employment Period or Performance Period shall not exceed ten years. Upon completion of the Employment Period and/or satisfaction of the performance criteria within the Performance Period, the employee will receive the shares of Unisource common stock granted pursuant to the award.

Relationship to Other Compensation

    Awards under the Plan may (but need not) specify that, as a condition to receiving the award, the employee has elected to forgo a portion of his or her compensation or bonus.

Award

    The award granted to the employee shall specify: 1) the number of shares of Unisource common stock granted by the award; 2) the amount of compensation, if any, which the employee has elected to forgo as a condition to receiving the award; 3) whether the award is granted subject to fulfillment of an Employment Period or Performance Period; and 4) any other terms or conditions of the award.

Delivery of Shares

    If no Employment Period or Performance Period is specified, shares of Unisource common stock granted pursuant to a stock award hereunder shall be delivered to the employee upon receipt of the award or shortly thereafter. If an Employment Period or Performance Period is specified, the employee shall have no rights as a shareholder until the Employment Period or the Performance Period is completed, at which time the shares of Unisource common stock granted pursuant to the award will be delivered to the employee.

Termination of Employment

    If an employee has received a stock award which is subject to an Employment Period, and the employee's employment terminates prior to completion of the Employment Period due to death, retirement, or disability, the employee (or heir or legal representative) shall generally be immediately entitled to receive all shares of Unisource common stock subject to the stock award, unless otherwise determined by the Committee. If an employee has received a stock award which is subject to a Performance Period, and the employee's employment terminates prior to completion of the Performance Period due to death, retirement, or disability, the Committee shall determine, in its discretion, whether the employee (or heir or legal representative) shall be immediately entitled to receive all shares of Unisource common stock subject to the stock award. If the employment of such an employee terminates prior to completion of the Employment Period or Performance Period for any other reason, or if the Performance Period criteria are not met, the employee shall forfeit all shares of Unisource common stock which are subject to the Employment Period or Performance Period restriction, unless otherwise determined by the Committee.

Federal Income Tax Consequences

    If the award does not specify an Employment Period or Performance Period, an employee will generally recognize taxable income when he or she receives an award of Unisource stock. The amount of such taxable income will be based on the fair market value of Unisource common stock on the date of the award. If the award specifies an Employment Period or Performance Period, the employee generally will not recognize taxable income until the Employment Period or Performance Period has ended, and the amount of such taxable income will be based on the closing price of Unisource common stock on the date the Employment Period or the Performance Period is completed. Upon sale of the Unisource stock received pursuant to a stock award, the employee will generally recognize taxable income on the difference between the amount previously recognized and the sale price.

Amendment or Termination of the Plan

   The Plan and any award granted under the Plan may be amended, suspended or terminated at any time by action of the Committee, Human Resources Committee or the Board of Directors, except that only the Human Resources Committee or the Board of Directors shall have the authority to amend or suspend the provisions of the Plan regarding awards to executive officers. No amendment, suspension or termination shall adversely affect the rights of those employees who have previously received stock awards under the Plan, except as provided in "Changes in Capitalization" below.

Changes in Capitalization

   If the outstanding shares of Unisource common stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or other property (other than ordinary cash dividends) are distributed with respect to such shares of Unisource common stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of Unisource, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin off, split off or other distribution with respect to such shares of common stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, and (ii) the number and kind of shares and other securities subject to an award under the Plan.

Employee Retirement Income Security Act of 1974

   The Plan is not subject to the Employee Retirement Income Security Act of
1974.





                      DOCUMENTS INCORPORATED BY REFERENCE


   The following documents filed by the registrant with the Securities and Exchange Commission are incorporated by reference in this prospectus:

   (a)   Registration Statement on Form 10 (effective November __, 1996);

   (b) The registrant's registration statement on Form 8-A, relating to the registrant's preferred share purchase rights; and

   (c) Description of the registrant's common stock contained in a registration statement filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

   All documents subsequently filed by the registrant pursuant to sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this prospectus and to be part thereof from the date of filing of such documents.

                           UNISOURCE WORLDWIDE, INC.

                               STOCK AWARD PLAN

          1.  Purpose.  The Unisource Worldwide, Inc. Stock Award Plan enables
              -------
employees of Unisource Worldwide, Inc. ("Unisource") and its subsidiaries to receive shares of Unisource common stock in recognition of services rendered. Thus, the Plan is intended to reward employees who have contributed to the success of Unisource.

          2.  Effective Date.  The Plan shall become effective as of
              --------------
January 1, 1997.

          3.  Eligibility.  All full-time or part-time employees of Unisource
              -----------
and its subsidiaries shall be eligible for selection to receive awards of Unisource common stock as provided by the Plan.

          4.  Selection.  The Plan Committee described in Paragraph 8, by action
              ---------
of at least one member, shall: a) select employees to receive stock awards from time to time; b) determine the number of shares subject to each award; c) determine the amount of compensation, if any, which selected employees shall be required to forgo as a condition to receiving such awards; d) determine any employment restrictions or performance restrictions to be placed upon such awards; and e) determine any other terms or conditions to be placed upon the awards. Such selections and determinations shall be entirely within the discretion of the Committee, but the Committee may consider recommendations received from Unisource operating companies. Notwithstanding the foregoing, the Committee must obtain the prior approval of the Human Resources Committee for any award proposed to be granted to an executive officer of the Company. "Executive Officer" shall mean a person who files reports regarding ownership of Unisource stock pursuant to Section 16 of the Securities Exchange Act of 1934.

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          5.  a)   Number of Shares.  An award to be granted hereunder shall
                   ----------------
state the number of shares of Unisource common stock subject to the award.

              b)   Employment or Performance Restrictions.  The award may (but
                   --------------------------------------
need not) specify that the employee must remain employed with Unisource or its subsidiaries for a specified period from date of the grant of the award (the "Employment Period") as a condition to receiving all or a portion of the Unisource stock subject to the award, or the stock award may (but need not) specify that individual or company performance criteria must be met over a period of time (the "Performance Period") as a condition to receiving such shares. If such an Employment Period or Performance Period is specified, the stock subject to the Employment Period or Performance Period restriction shall not be delivered to the employee unless and until the Employment Period or Performance Period has been completed and any applicable Performance Period criteria have been met. In no event shall the Employment Period or Performance Period exceed ten years.

              c)   Payment Requirement.  The award may (but need not) specify
                   -------------------
that the employee has elected to forgo a specified portion of his or her compensation as a condition to receiving the award.

          6.  Rights as Shareholder.  Unless an Employment Period or Performance
              ---------------------
Period is specified, an employee who has received a stock award hereunder shall generally have all the rights of a shareholder with respect to the Unisource stock subject to the award upon delivery of the shares subject to such award.
If an Employment Period or Performance Period is specified, the employee generally shall not have any rights as a shareholder with respect to the Unisource stock subject to the Employment Period or Performance Period restriction until the Employment Period or Performance Period has been successfully completed and shares have been delivered pursuant to the award.

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          7.  Adjustment.  If the outstanding shares of Unisource common stock
              ----------
are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or other property (other than ordinary cash dividends) are distributed with respect to such shares of Unisource common stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of Unisource, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin off, split off or other distribution with respect to such shares of common stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, and (ii) the number and kind of shares and other securities subject to an award under the Plan.

          8.  Administration.  The Plan shall be administered by Unisource's
              --------------
Chief Executive Officer, Chief Operating Officer, and Executive Vice President (the "Plan Committee"), and any decision made by at least one of them in carrying out, administering or construing the Plan shall be final and binding upon employees and their heirs, successors and legal representatives. Nothwithstanding the foregoing, any award proposed to be granted to an Executive Officer must be approved in advance by the Human Resources Committee. The Committee may, in its discretion, appoint a Plan Administrator who shall handle the day-to-day operations of the Plan and who shall perform such other duties and take such other actions as may be delegated to the Plan Administrator by the Committee.

          9.  Amendment or Termination.  The Plan may be amended, suspended or
              ------------------------
terminated at any time by action of the Committee, Human Resources Committee or Board of Directors, except only the Human Resources Committee or Board of Directors shall have sole authority to amend the provisions of the Plan regarding awards to executive officers. No such amendment, suspension or termination shall adversely affect the rights of those employees who have received stock awards under the Plan, except as provided in Paragraph 7.

          10.  Termination of Employment.  If the employment (with Unisource or
               -------------------------
a subsidiary) of an employee who has received a stock award subject to an Employment Period terminates due to death, retirement , or total disability (as defined in Unisource's Long Term Disability Plan), the employee (or legal representative or heir) shall generally be entitled to receive all shares of Unisource common stock subject to such stock award regardless of whether the Employment Period has been completed, except as otherwise determined by the Plan Committee. If the employment (with Unisource or a subsidiary) of an employee who has received a stock award subject to a Performance Period terminates due to death, retirement , or disability (as defined in Unisource's Long Term Disability Plan), the Committee shall determine, in its sole discretion, whether the employee (or the employee's legal representative or heir) shall be entitled to receive the shares of Unisource common stock subject to such stock award regardless of whether the Performance Period has been completed. If the employment (with Unisource or a subsidiary) of an employee who has received a stock award subject to an Employment Period or Performance Period terminates for any reason other than those set forth above, or if the Performance Period criteria are not met, the employee (or legal representative or heir) will generally forfeit all shares of Unisource common stock which were awarded subject to the Employment Period or Performance Period restriction, unless otherwise determined by the Committee.

          11.  No Agreement to Employ.  Nothing in the Plan shall be construed
               ----------------------
to constitute or be evidence of an agreement or understanding, express or implied, on the part of Unisource or its subsidiaries, to employ or retain an employee who has received a stock award for any specific period of time, unless otherwise specified in the individual award.

          12.  Withholding.  Unisource and its subsidiaries will have the right
               -----------
to require the employee to pay, as a condition to receiving the award, an amount necessary to satisfy withholding requirements for all federal, state and local taxes. In connection with such withholding, Unisource and its subsidiaries may make such arrangements, consistent with the Plan, as they may deem appropriate.


          IN WITNESS WHEREOF, the Unisource Worldwide, Inc. Stock Award Plan is hereby adopted by the Corporation, by duly authorized signature set forth below.

                                        UNISOURCE WORLDWIDE, INC.



                                        By:


                                          Title: